UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 2, 2009

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

            333-115164

20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri
64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800
Registrant’s telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 2 and 4 through 8 are not applicable and therefore omitted.

Item 3.03.  Material Modification to Rights of Security Holders

On November 2, 2009, a special meeting of the members of USPB was held in Kansas City, Missouri.  At the special meeting the members were asked to consider and vote on proposals to amend and restate certain provisions of the Company’s Limited Liability Company Agreement (the “LLC Agreement”).  The proposed amendments were described in a proxy statement mailed to members on October 21, 2009;  that proxy statement was included as Exhibit 20.1 to a report on Form 8-K filed by the Company on October 21, 2009.  (Although the Company is required to file quarterly and annual reports pursuant to the Securities Act of 1933, as amended, the Company is not required to be and is not registered under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).   As a result, the Company’s distribution of  the proxy statement to its members was not subject to the portions of the Exchange Act governing solicitation of proxies.)

At the special meeting, USPB’s members approved two sets of amendments, including one set of amendments that modified the allocation of profits, losses, other allocation items and distributions between the Company’s Class A units and its Class B units.  The allocation amendments include  provisions allocating profits and losses such that the holders of Class A units will receive 10% of the profit and loss experienced by the Company and the Class B units will receive 90% of the profit and loss experienced by the Company.  This is in contrast to the provisions of the LLC Agreement prior to the amendments;  under the prior provisions, Class A units received 33% of the Company’s profit and loss and Class B units received 67% of  profit and loss.

The other set of amendments clarified the authority of the Company to conduct redemptions of Class B units in certain circumstances.  Under those redemption amendments, the Company is now authorized to complete a voluntary redemption of Class B units either i) at a fixed priced determined by the Board of Directors and agreed to by the unitholders accepting the redemption offer or ii) at a price determined by those unitholders who wish to accept a redemption offer through a procedure such as a “Dutch Auction”.  In addition, subject to a number of conditions specified in the redemption amendments, the Company is authorized to complete the redemption of Class B units on a mandatory basis.

Please see the proxy statement mailed to the Company’s members and filed with the SEC as Exhibit 20.1 to a report on Form 8-K dated October 21, 2009 for a description of the background of and reasons for the various amendments.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are filed pursuant to Item 9.01.

3.1       Amendment to the Limited Liability Company of U.S. Premium Beef, LLC, dated as of November 2, 2009.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By: /s/ Steven D. Hunt_______
Steven D. Hunt,
Chief Executive Officer

Dated:  November 6, 2009